NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV 1 July 6, 2012 Next Generation Engine Technology Update July 6, 2012 Exhibit 99.1

NYSE: NAV

July 6, 2012
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Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as
“believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions.
For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended
October 31, 2011 and quarterly reports for fiscal 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

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July 6, 2012
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Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Measures may also be adjusted to exclude certain adjustments which are not considered to be part of our ongoing business and are not representative of our underlying performance. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number is in the appendix of this presentation.

DIFFERENTIATION & INTEGRATION
GREAT PRODUCTS
PROFITABLE GROWTH
COMPETITIVE COSTS
LEVERAGING ASSETS
& CONTROLLING DESTINY

NAVISTAR

Navistar Strategy
• In-cylinder technology (ICT)
– Air
– Fuel
– Control modules
• Liquid-based after-treatment
• Solid state after-treatment (EGNR)
• Reformer
• Hybrid of these technologies
Goal of
$20 billion in Revenue
with $1.8 billion in Manufacturing
Segment Profit at 350K unit
industry
Global Emission Solutions
Note: This slide contains non-GAAP information; please see the REG G for a detailed reconciliation.
4
July 6, 2012

NYSE: NAV

2nd Injector Controller
Injector
LNT1 (Pd ↑)
CPF
DFC
LNT2 (Pt ↑)

NAVISTAR

NYSE: NAV 5 July 6, 2012 5 Global Emission Solutions EGNR Air Fuel Controls Liquid-based after-treatment ICT Solid state after-treatment Reformer

NYSE: NAV
July 6, 2012
Basket of Engine Technologies
Brazil:
Liquid-based after-treatment
& ICT+
U.S. & Canada:
13L ICT/ICT+
Australia:
ICT
China:
3.2L ICT
EGNR
India:
ICT

ICT – in-cylinder technology
+ – ability to use hybrid of after-treatment solutions

7 July 6, 2012 ICT+ Timing • Beginning early 2013 with 13L engine – 15L to follow ICT + Liquid based after-treatment NYSE: NAV 7 13L 13L 15L 15L DuraStar ® 4400 Euro V Truck

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July 6, 2012
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Benefits of ICT+
• Continue developing in-cylinder technology
– Air/fuel/control modules
• Incorporate liquid based after-treatment =
ICT+
• Benefits of ICT+
– Base engine stays the same
– Significant fuel economy improvement
– Capable of exceeding emission regulations

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July 6, 2012
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• Shared new technology path with EPA and CARB
– Both supportive of direction
• Reviewed status of NCPs and emission credits
– Understand importance during transition
• EPA and CARB willing to engage immediately in review of:
– Engine performance
– Certification time line
– Discussions on maintaining uninterrupted sales during transition
Transition Plan

Clean Energy

NAVISTAR

Worldwide Services
Hydraulic Hybrid

NAVISTAR

History of Environmental Leadership
• First smokeless diesel engine
• Natural gas partnerships
• Only purpose-built electric vehicle
Collaboration
Red Bull Purchases New International
®
DuraStar
®
Hybrid Delivery Trucks
Trucks save 30%-40% fuel costs while reducing CO2 emissions
UPS, EPA, Eaton, Navistar Agree: “Hydraulic Hybrid
Vehicles Ready for Prime Time”
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July 6, 2012

Navistar Strategy
• In-cylinder technology (ICT)
– Air
– Fuel
– Control modules
• Liquid-based after-treatment
• Solid state after-treatment (EGNR)
• Reformer
• Hybrid of these technologies
Goal of
$20 billion in Revenue
with $1.8 billion in Manufacturing
Segment Profit at 350K unit
industry
Global Emission Solutions
Note: This slide contains non-GAAP information; please see the REG G for a detailed reconciliation.
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July 6, 2012

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12
Q1: While you are working toward a resolution with the EPA, what is the impact on your financial situation and liquidity?
A:
Q2: How long will the transition take, and what will be the impact to your cost structure?
A: In the near term, this will require some additional product development in order to execute the plan and some incremental costs to our products.  We do believe that with the attributes we are delivering and the trends in the market place, there will be some opportunity to offset these costs with pricing.  Long term, as we fully integrate these technologies across our platforms, we expect to reduce our cost structure and expand our margins.
Frequently Asked Questions
We are working diligently to create a path forward with the EPA, which we believe will bring clarity to the market and help us execute our business plan and achieve our goals. At this time, we believe it would be best to allow the process with the EPA to come to completion before we comment further on our financial forecasts. As to liquidity, our current position remains stable, and we believe we have access to additional financing sources if appropriate.

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SEC Regulation G –
Manufacturing Segment Profit at Normalized Annual Rate
Target
U.S. & Canada Industry
350,000
Sales and revenues, net (in billions)
$20 +
(in millions)
Net income (loss) attributable to Navistar International Corporation
$      892
Less: Financial services segment profit, Corporate and eliminations, and income taxes
(888)
Manufacturing segment profit
$   1,780